Exhibit 99.1
Fastly Announces Fourth Quarter and Full Year 2022 Financial Results

•Record quarterly revenue exceeded high-end of quarterly guidance range and grew 22% year-over-year
•Record annual revenue of $432.7 million, representing 22% growth year-over-year
•GAAP gross margin grew 380 bps sequentially; non-GAAP gross margin grew 340 basis points sequentially
•Trailing 12 month net retention rate (LTM NRR)1 increased to 119% in the fourth quarter from 118% in the third quarter 2022

SAN FRANCISCO, February 15, 2023 — Fastly, Inc. (NYSE: FSLY), the world’s fastest edge cloud platform, today announced financial results for its fourth quarter and full year ended December 31, 2022.

“We are excited to close out 2022 with another record quarter, exceeding the top end of our guidance range while demonstrating a significant improvement to gross margin,” said Todd Nightingale, CEO of Fastly.
“I've been incredibly impressed with the speed of innovation at Fastly and the focus our teams have demonstrated as we move to a higher velocity go-to-market motion.” continued Nightingale. “Our customers are passionate about our ability to elevate digital experiences at scale and we look forward to continued momentum in 2023.”

	Three months ended December 31,		Year ended December 31,
	2022	2021	2022	2021
Revenue	$119,321	$97,717	$432,725	$354,330
Gross Margin
GAAP gross margin	52.4%	50.9%	48.5%	52.9%
Non-GAAP gross margin	57.0%	55.8%	53.6%	57.7%
Operating loss
GAAP operating loss	$(48,462)	$(56,656)	$(246,199)	$(219,021)
Non-GAAP operating loss	$(11,994)	$(11,734)	$(76,468)	$(55,134)
Net loss per share
GAAP net loss per common share—basic and diluted	$(0.38)	$(0.49)	$(1.57)	$(1.92)
Non-GAAP net loss per common share—basic and diluted	$(0.08)	$(0.10)	$(0.59)	$(0.48)
Fourth Quarter 2022 Financial Summary

•Total revenue of $119.3 million, representing 22% year-over-year growth and 10% sequential growth.
•GAAP gross margin of 52.4%, compared to 50.9% in the fourth quarter of 2021. Non-GAAP gross margin of 57.0%, compared to 55.8% in the fourth quarter of 2021.
•GAAP net loss of $46.7 million, compared to $57.5 million in the fourth quarter of 2021. Non-GAAP net loss of $9.5 million, compared to $11.7 million in the fourth quarter of 2021.
•GAAP net loss per basic and diluted shares of $0.38 compared to $0.49 in the fourth quarter of 2021. Non-GAAP net loss per basic and diluted shares of $0.08, compared to $0.10 in the fourth quarter of 2021.
Full Year 2022 Financial Summary
•Total revenue of $432.7 million, representing 22% growth year-over-year.
•GAAP gross margin of 48.5%, compared to 52.9% in fiscal 2021. Non-GAAP gross margin of 53.6%, compared to 57.7% in fiscal 2021.
•GAAP net loss of $190.8 million, compared to $222.7 million in fiscal 2021. Non-GAAP net loss of $72.3 million, compared to $55.9 million in fiscal 2021.
•GAAP net loss per basic and diluted shares of $1.57 compared to $1.92 in fiscal 2021. Non-GAAP net loss per basic and diluted shares of $0.59, compared to $0.48 in fiscal 2021.
Key Metrics
•Annual revenue retention rate (ARR)6 was 99.2% in 2022, flat to the 99.2% level in 2021.
•Trailing 12 month net retention rate (LTM NRR)1 increased to 119% in the fourth quarter from 118% in the third quarter 2022.

•Dollar-Based Net Expansion Rate (DBNER)2 increased to 123% in the fourth quarter from 122% in the third quarter 2022.
•Total customer count was 2,958 in the fourth quarter, up 33 from the third quarter; 493 were enterprise customers3 in the fourth quarter, up 11 from the third quarter.
•Average enterprise customer spend7 of $782 thousand in the fourth quarter, up 3% quarter-over-quarter.

For a reconciliation of non-GAAP financial measures to their corresponding GAAP measures, please refer to the reconciliation table at the end of this press release.

Fourth Quarter Business and Product Highlights

•Puja Jaspal joined Fastly as Chief People Officer, bringing her experience from Cisco as SVP of People & Communities, where she drove HR strategy, workplace and talent development.
•Hosted Altitude, our annual user conference in New York featuring almost 400 attendees and 15 keynotes from Fastly’s leadership team and customer partners.
•Relaunched our industry-leading Open Source and Nonprofit Program as “Fast Forward,” with a renewed focus on building community among the builders and maintainers of a faster, safer, and more inclusive internet.
•With the acquisition of Glitch in May 2022, we’ve extended Fastly’s opportunity to potentially convert the ideas of over 2 million developers into globally performant, secure and reliable applications at scale.
•Fastly Next-Gen WAF now supports automated provisioning and management via Terraform for our cloud-based deployment option.
•Achieved Payment Card Industry Data Security Standard (PCI DSS) compliance as a Level 1 Service Provider.
•Expanded our Next-Gen WAFs advanced rate limiting rules to customers of our Professional security package.
•Released into GA our Javascript SDK for Compute@Edge, offering unmatched initialization performance of startup times.

First Quarter and Full Year 2023 Guidance

	Q1 2023	Full Year 2023
Total Revenue (millions)	$114 - $117	$495 - $505
Non-GAAP Operating Loss (millions)	($18.0) - ($16.0)	($53.0) - ($47.0)
Non-GAAP Net Loss per share (4)(5)	($0.12) - ($0.08)	($0.27) - ($0.21)
A reconciliation of non-GAAP guidance measures to corresponding GAAP measures is not available on a forward-looking basis without unreasonable effort due to the uncertainty of expenses that may be incurred in the future and cannot be reasonably determined or predicted at this time, although it is important to note that these factors could be material to Fastly’s future GAAP financial results.

Conference Call Information

Fastly will host an investor conference call to discuss its results at 1:30 p.m. PT / 4:30 p.m. ET on Wednesday, February 15, 2023.

Date: Wednesday, February 15, 2023
Time: 1:30 p.m. PT / 4:30 p.m. ET
Webcast: https://investors.fastly.com
Dial-in: 888-330-2022 (US/CA) or 646-960-0690 (Intl.)
Conf. ID#: 7543239

Please dial in at least 10 minutes prior to the 1:30 p.m. PT start time. A live webcast of the call will be available at https://investors.fastly.com where listeners may log on to the event by selecting the webcast link under the “Quarterly Results” section.

A telephone replay of the conference call will be available at approximately 5:00 p.m. PT, February 15 through February 28, 2023 by dialing 800-770-2030 or 647-362-9199 and entering the passcode 7543239.

About Fastly
Fastly’s powerful and programmable edge cloud platform helps the world’s top brands deliver the fastest online experiences possible, while improving site performance, enhancing security, and empowering innovation at global scale. With world-class support that achieves 95%+ average annual customer satisfaction ratings, Fastly’s beloved suite of edge compute, delivery, and security offerings has been recognized as a leader by industry analysts such as IDC, Forrester and Gartner. Compared to legacy providers, Fastly’s powerful and modern network architecture is the fastest on the planet, empowering developers to deliver secure websites and apps at global scale with rapid time-to-market and industry-leading cost savings. Thousands of the world’s most prominent organizations trust Fastly to help them upgrade the internet experience, including Reddit, Pinterest, Stripe, Neiman Marcus, The New York Times, Epic Games, and GitHub. Learn more about Fastly at https://www.fastly.com/, and follow us @fastly.

Forward-Looking Statements
This press release contains “forward-looking” statements that are based on our beliefs and assumptions and on information currently available to us on the date of this press release. Forward-looking statements may involve known and unknown risks, uncertainties, and other factors that may cause our actual results, performance, or achievements to be materially different from those expressed or implied by the forward-looking statements. These statements include, but are not limited to, statements regarding our future financial and operating performance, including our outlook and guidance, the demand for our platform, and our ability to deliver on our long-term strategy. Except as required by law, we assume no obligation to update these forward-looking statements publicly or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. Important factors that could cause our actual results to differ materially are detailed from time to time in the reports Fastly files with the Securities and Exchange Commission (“SEC”), including in our Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2022. Additional information will also be set forth in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022. Copies of reports filed with the SEC are posted on Fastly’s website and are available from Fastly without charge.
Use of Non-GAAP Financial Measures
To supplement our condensed consolidated financial statements, which are prepared and presented in accordance with accounting principles generally accepted in the United States ("GAAP"), the Company uses the following non-GAAP measures of financial performance: non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating loss, non-GAAP net loss, non-GAAP basic and diluted net loss per common share, non-GAAP research and development, non-GAAP sales and marketing, non-GAAP general and administrative, free cash flow and adjusted EBITDA. The presentation of this additional financial information is not intended to be considered in isolation from, as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. These non-GAAP measures have limitations in that they do not reflect all of the amounts associated with our results of operations as determined in accordance with GAAP. In addition, these non-GAAP financial measures may be different from the non-GAAP financial measures used by other companies. These non-GAAP measures should only be used to evaluate our results of operations in conjunction with the corresponding GAAP measures. Management compensates for these limitations by reconciling these non-GAAP financial measures to the most comparable GAAP financial measures within our earnings releases.
Non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating loss, non-GAAP net loss and non-GAAP basic and diluted net loss per common share, non-GAAP research and development, non-GAAP sales and marketing, and non-GAAP general and administrative differ from GAAP in that they exclude stock-based compensation expense, amortization of acquired intangible assets, acquisition-related expenses, executive transition costs, net gain on extinguishment of debt and amortization of debt discount and issuance costs.

Adjusted EBITDA: excludes stock-based compensation expense, depreciation and other amortization expenses, amortization of acquired intangible assets, acquisition-related expenses, executive transition costs, interest income, interest expense, including amortization of debt discount and issuance costs, net gain on extinguishment of debt, other income (expense), net, and income taxes.

Acquisition-related Expenses: consists of acquisition-related charges that are not related to ongoing operations. Management considers its operating results without this activity when evaluating its ongoing non-GAAP net loss performance and its adjusted EBITDA performance because these charges may not be reflective of our core business, ongoing operating results, or future outlook.

Amortization of Acquired Intangible Assets: consists of non-cash charges that can be affected by the timing and magnitude of asset purchases and acquisitions. Management considers its operating results without this activity when evaluating its ongoing non-GAAP performance and its adjusted EBITDA performance because these charges are non-cash expenses that can be affected by the timing and magnitude of asset purchases and acquisitions and may not be reflective of our core business, ongoing operating results, or future outlook.

Amortization of Debt Discount and Issuance Costs: consists primarily of amortization expense related to our debt obligations. Management considers its operating results without this activity when evaluating its ongoing non-GAAP net loss performance and its adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook. These are included in our total interest expense.

Capital Expenditures: consists of cash used for purchases of property and equipment, net of proceeds from sale of property and equipment, capitalized internal-use software and payments on finance lease obligations, as reflected in our statement of cash flows.

Depreciation and Other Amortization Expense: consists of non-cash charges that can be affected by the timing and magnitude of asset purchases. Management considers its operating results without this activity when evaluating its ongoing adjusted EBITDA performance because these charges are non-cash expenses that can be affected by the timing and magnitude of asset purchases and may not be reflective of our core business, ongoing operating results, or future outlook.

Executive Transition costs: consists of one-time cash and non-cash charges recognized with respect to changes in our executive’s employment status. Management considers its operating results without this activity when evaluating its ongoing non-GAAP net loss performance and its adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook.

Free Cash Flow: calculated as net cash used in operating activities less capital expenditures, including any advance payments made related to capital expenditures.

Income Taxes: consists primarily of expenses recognized related to state and foreign income taxes. Management considers its operating results without this activity when evaluating its ongoing adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook.

Interest Expense: consists primarily of interest expense related to our debt instruments, including amortization of debt discount and issuance costs. Management considers its operating results without this activity when evaluating its ongoing non-GAAP net loss performance and its adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook.

Interest Income: consists primarily of interest income related to our marketable securities. Management considers its operating results without this activity when evaluating its ongoing non-GAAP net loss performance and its adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook.
Net Gain on Debt Extinguishment: relates to net gain on the partial repurchase of our outstanding convertible debt. Management considers its operating results without this activity when evaluating its ongoing non-GAAP net loss performance and its adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook.
Other Income (Expense), Net: consists primarily of foreign currency transaction gains and losses. Management considers its operating results without this activity when evaluating its ongoing adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook.
Stock-based Compensation Expense: consists of expenses for stock options, restricted stock units, performance awards, restricted stock awards and Employee Stock Purchase Plan ("ESPP") under our equity incentive plans. Although stock-based compensation is an expense for the Company and is viewed as a form of compensation, management considers its operating results without this activity when evaluating its ongoing non-GAAP net loss performance and its adjusted EBITDA performance, primarily because it is a non-cash expense not believed by management to be reflective of our core business, ongoing operating results, or future outlook. In addition, the value of some stock-based instruments is determined using formulas that incorporate variables, such as market volatility, that are beyond our control.
Management believes these non-GAAP financial measures and adjusted EBITDA serve as useful metrics for our management and investors because they enable a better understanding of the long-term performance of our core business and facilitate comparisons of our operating results over multiple periods and to those of peer companies, and when taken together with the corresponding GAAP financial measures and our reconciliations, enhance investors' overall understanding of our current financial performance.
In the financial tables below, the Company provides a reconciliation of the most comparable GAAP financial measure to the historical non-GAAP financial measures used in this press release.
Key Metrics
1 We calculate LTM Net Retention Rate by dividing the total customer revenue for the prior twelve-month period (“prior 12-month period”) ending at the beginning of the last twelve-month period (“LTM period”) minus revenue contraction due to billing decreases or customer churn, plus revenue expansion due to billing increases during the LTM period from the same customers by the total prior 12-month period revenue. We believe the LTM Net Retention Rate is supplemental as it removes some of the volatility that is inherent in a usage-based business model.
2 We calculate Dollar-Based Net Expansion Rate by dividing the revenue for a given period from customers who remained customers as of the last day of the given period (the “current” period) by the revenue from the same customers for the same period measured one year prior (the “base” period). The revenue included in the current period excludes revenue from (i) customers that churned after the end of the base period and (ii) new customers that entered into a customer agreement after the end of the base period.
3 Enterprise customers are defined as those spending $100,000 or more in the trailing 12-month period.
4 Assumes weighted average basic shares outstanding of 125.8 million in Q1 2023 and 129.5 million for the full year 2023.
5 Non-GAAP Net Loss per share is calculated as Non-GAAP Net Loss divided by weighted average basic shares for 2023.
6 Annual revenue retention rate is calculated by subtracting the quotient of the Annual Revenue Churn from all of our Churned Customers divided by our annual revenue of the same calendar year from 100%. Our “Annual Revenue Churn” is calculated by multiplying the final full month of revenue from a customer that terminated its contract with us (a “Churned Customer”) by the number of months remaining in the same calendar year.
7 Average enterprise customer spend is calculated by taking the sum of the trailing 12-month revenue contributed by enterprise customers existing as of the current period, and dividing that by the number of enterprise customers as of the current period.

Condensed Consolidated Statements of Operations
(in thousands, except per share amounts, unaudited)

	Three months ended December 31,		Year ended December 31,
	2022	2021	2022	2021
Revenue	$119,321	$97,717	$432,725	$354,330
Cost of revenue(1)	56,738	47,944	222,944	167,002
Gross profit	62,583	49,773	209,781	187,328
Operating expenses:
Research and development(1)	37,197	34,997	155,308	126,859
Sales and marketing(1)	44,623	42,151	179,869	152,645
General and administrative(1)	29,225	29,281	120,803	126,845
Total operating expenses	111,045	106,429	455,980	406,349
Loss from operations	(48,462)	(56,656)	(246,199)	(219,021)
Net gain on extinguishment of debt	—	—	54,391	—
Interest income	2,894	552	7,044	1,282
Interest expense	(1,354)	(1,593)	(5,887)	(5,245)
Other income (expense)	46	201	(29)	356
Loss before income taxes	(46,876)	(57,496)	(190,680)	(222,628)
Income tax expense	(223)	25	94	69
Net loss	$(46,653)	$(57,521)	$(190,774)	$(222,697)
Net income (loss) per share attributable to common stockholders, basic and diluted	$(0.38)	$(0.49)	$(1.57)	$(1.92)
Weighted-average shares used in computing net income (loss) per share attributable to common stockholders, basic and diluted	123,587	118,161	121,723	116,053

__________

(1)Includes stock-based compensation expense as follows:

	Three months ended December 31,		Year ended December 31,
	2022	2021	2022	2021
Cost of revenue	$2,938	$2,316	$12,050	$7,227
Research and development	11,469	15,675	58,435	47,019
Sales and marketing	7,885	11,399	39,083	31,159
General and administrative	9,126	10,198	36,228	55,083
Total	$31,418	$39,588	$145,796	$140,488

Reconciliation of GAAP to Non-GAAP Financial Measures
(in thousands, unaudited)

	Three months ended December 31,		Year ended December 31,
	2022	2021	2022	2021
Gross Profit
GAAP gross profit	$62,583	$49,773	$209,781	$187,328
Stock-based compensation	2,938	2,316	12,050	7,227
Amortization of acquired intangible assets	2,475	2,475	9,900	9,900
Non-GAAP gross profit	$67,996	$54,564	$231,731	$204,455
GAAP gross margin	52.4%	50.9%	48.5%	52.9%
Non-GAAP gross margin	57.0%	55.8%	53.6%	57.7%

Research and development
GAAP research and development	$37,197	$34,997	$155,308	$126,859
Stock-based compensation	(11,469)	(15,675)	(58,435)	(47,019)
Non-GAAP research and development	$25,728	$19,322	$96,873	$79,840

Sales and marketing
GAAP sales and marketing	$44,623	$42,151	$179,869	$152,645
Stock-based compensation	(7,885)	(11,399)	(39,083)	(31,159)
Amortization of acquired intangible assets	(2,575)	(2,710)	(10,891)	(10,944)
Non-GAAP sales and marketing	$34,163	$28,042	$129,895	$110,542

General and administrative
GAAP general and administrative	$29,225	$29,281	$120,803	$126,845
Stock-based compensation	(9,126)	(10,198)	(33,195)	(55,083)
Executive transition costs	—	—	(4,207)	—
Acquisition-related expenses	—	(149)	(1,970)	(2,555)
Non-GAAP general and administrative	$20,099	$18,934	$81,431	$69,207

Operating loss
GAAP operating loss	$(48,462)	$(56,656)	$(246,199)	$(219,021)
Stock-based compensation	31,418	39,588	142,763	140,488
Executive transition costs	—	—	4,207	—
Amortization of acquired intangible assets	5,050	5,185	20,791	20,844
Acquisition-related expenses	—	149	1,970	2,555
Non-GAAP operating loss	$(11,994)	$(11,734)	$(76,468)	$(55,134)

Net loss
GAAP net loss	$(46,653)	$(57,521)	$(190,774)	$(222,697)
Stock-based compensation	31,418	39,588	142,763	140,488
Executive transition costs	—	—	4,207	—
Amortization of acquired intangible assets	5,050	5,185	20,791	20,844
Acquisition-related expenses	—	149	1,970	2,555
Net gain on extinguishment of debt	—	—	(54,391)	—
Amortization of debt discount and issuance costs	716	947	3,169	2,907
Non-GAAP loss	$(9,469)	$(11,652)	$(72,265)	$(55,903)

Non-GAAP net loss per common share—basic and diluted	$(0.08)	$(0.10)	$(0.59)	$(0.48)
Weighted average basic and diluted common shares	123,587	118,161	121,723	116,053

	Three months ended December 31,		Year ended December 31,
	2022	2021	2022	2021
Adjusted EBITDA
GAAP net loss	$(46,653)	$(57,521)	$(190,774)	$(222,697)
Stock-based compensation	31,418	39,588	142,763	140,488
Executive transition costs	—	—	4,207	—
Depreciation and other amortization	11,903	8,228	43,524	29,208
Amortization of acquired intangible assets	5,050	5,185	20,791	20,844
Acquisition-related expenses	—	149	1,970	2,555
Interest income	(2,894)	(552)	(7,044)	(1,282)
Interest expense	638	1,593	2,718	5,245
Amortization of debt discount and issuance costs	716	947	3,169	2,907
Net gain on extinguishment of debt	—	—	(54,391)	—
Other expense (income)	(46)	(201)	29	(356)
Income tax expense	(223)	25	94	69
Adjusted EBITDA	$(91)	$(2,559)	$(32,944)	$(23,019)

Condensed Consolidated Balance Sheets
(in thousands)

	As of December 31, 2022	As of December 31, 2021
	(unaudited)	(audited)
ASSETS
Current assets:
Cash and cash equivalents	$143,391	$166,068
Marketable securities, current	374,581	361,795
Accounts receivable, net of allowance for credit losses	89,578	64,625
Prepaid expenses and other current assets	28,933	32,160
Total current assets	636,483	624,648
Property and equipment, net	180,378	166,961
Operating lease right-of-use assets, net	68,440	69,631
Goodwill	670,185	636,805
Intangible assets, net	82,900	102,596
Marketable securities, non-current	165,105	528,911
Other assets	92,622	29,468
Total assets	$1,896,113	$2,159,020
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$4,786	$9,257
Accrued expenses	61,161	36,112
Finance lease liabilities, current	28,954	21,125
Operating lease liabilities, current	23,026	20,271
Other current liabilities	34,394	45,107
Total current liabilities	152,321	131,872
Long-term debt	704,710	933,205
Finance lease liabilities, noncurrent	15,507	22,293
Operating lease liabilities, noncurrent	61,341	55,114
Other long-term liabilities	7,076	2,583
Total liabilities	940,955	1,145,067
Stockholders’ equity:
Class A common stock	2	2
Additional paid-in capital	1,666,106	1,527,468
Accumulated other comprehensive loss	(9,286)	(2,627)
Accumulated deficit	(701,664)	(510,890)
Total stockholders’ equity	955,158	1,013,953
Total liabilities and stockholders’ equity	$1,896,113	$2,159,020

Condensed Consolidated Statements of Cash Flows
(in thousands, unaudited)

	Three months ended December 31,		Year ended December 31,
	2022	2021	2022	2021
Cash flows from operating activities:
Net loss	$(46,653)	$(57,521)	$(190,774)	$(222,697)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation expense	11,371	8,089	42,619	28,799
Amortization of intangible assets	5,582	5,309	21,696	21,238
Non-cash lease expense	7,835	7,065	29,714	26,883
Amortization of debt discount and issuance costs	715	950	3,169	3,185
Amortization of deferred contract costs	2,896	1,727	8,916	6,294
Stock-based compensation	31,418	39,588	145,796	140,488
Provision for credit losses	624	155	2,406	196
Interest paid for finance lease	(538)	(495)	(2,381)	(1,754)
(Gain) loss on disposals of property and equipment	—	(123)	854	(300)
Amortization and accretion of discounts and premiums on investments	515	987	3,137	2,221
Impairment of operating ROU assets	2,083	—	2,083	—
Net gain on extinguishment of debt	—	—	(54,391)	—
Other adjustments	3,980	(258)	3,688	4
Changes in operating assets and liabilities:
Accounts receivable	(17,288)	(10,546)	(27,359)	(14,563)
Prepaid expenses and other current assets	(971)	725	(6,758)	(4,777)
Other assets	(15,492)	(3,103)	(35,396)	(10,423)
Accounts payable	(1,267)	1,799	(4,724)	146
Accrued expenses	3,799	1,548	8,289	4,261
Operating lease liabilities	(6,377)	(6,712)	(27,044)	(26,447)
Other liabilities	5,640	2,908	6,828	8,764
Net cash used in operating activities	(12,128)	(7,908)	(69,632)	(38,482)
Cash flows from investing activities:
Purchases of marketable securities	—	(150,586)	(355,479)	(928,155)
Sales of marketable securities	65	2,291	161,918	66,527
Maturities of marketable securities	94,303	45,232	535,040	118,085
Business acquisitions, net of cash acquired	1,843	(1,169)	(25,902)	(1,169)
Advance payment for purchase of property and equipment	(10,923)	—	(42,197)	—
Purchases of property and equipment	(8,529)	(3,549)	(19,975)	(34,816)
Proceeds from sale of property and equipment	126	297	492	588
Capitalized internal-use software	(4,290)	(3,180)	(18,146)	(13,479)
Purchases of intangible assets	—	—	—	(2,092)
Net cash (used in) provided by investing activities	72,595	(110,664)	235,751	(794,511)
Cash flows from financing activities:
Issuance of convertible note, net of issuance costs	—	—	—	930,775
Payments of debt issuance costs	—	—	—	(1,351)
Repayments of notes payable	—	—	(177,082)	—
Repayments of finance lease liabilities	(4,427)	(3,004)	(22,532)	(13,568)
Cash received for restricted stock sold in advance of vesting conditions	—	—	10,655	—
Cash paid for early sale of restricted shares	—	—	(10,655)	—
Proceeds from employee stock purchase plan	(949)	2,075	4,777	8,069
Proceeds from exercise of vested stock options	364	3,532	5,688	12,626
Net cash (used in) provided by financing activities	(5,012)	2,603	(189,149)	936,551
Effects of exchange rate changes on cash, cash equivalents, and restricted cash	39	(94)	(390)	(477)
Net increase (decrease) in cash, cash equivalents, and restricted cash	55,494	(116,063)	(23,420)	103,081
Cash, cash equivalents, and restricted cash at beginning of period	88,047	283,024	166,961	63,880
Cash, cash equivalents, and restricted cash at end of period	143,541	166,961	143,541	166,961
Reconciliation of cash, cash equivalents, and restricted cash as shown in the statements of cash flows:
Cash and cash equivalents	143,391	166,068	143,391	166,068
Restricted cash, current	150	—	150	—
Restricted cash, non-current	—	893	—	893
Total cash, cash equivalents, and restricted cash	$143,541	$166,961	$143,541	$166,961

Free Cash Flow
(in thousands, unaudited)

	Three months ended December 31,		Year ended December 31,
	2022	2021	2022	2021
Cash flow used in operations	$(12,128)	$(7,908)	$(69,632)	$(38,482)
Capital expenditures(1)	(17,120)	(9,436)	(60,161)	(61,275)
Advance payment for purchase of property and equipment(2)	$(10,923)	$—	$(42,197)	$—
Free Cash Flow	$(40,171)	$(17,344)	$(171,990)	$(99,757)
__________
(1)Capital expenditures are defined as cash used for purchases of property and equipment, net of proceeds from sale of property and equipment, and capitalized internal-use software and payments on finance lease obligations, as reflected in our statement of cash flows.
(2)Advance payments for purchase of property and equipment relate to prepayments made for our capital expenditures in advance of receiving the asset, as reflected in our statement of cash flows.

Contacts:
Investor Contact:
Vernon Essi, Jr.
ir@fastly.com

Media Contact:
press@fastly.com

Source: Fastly, Inc.